================================================================================
                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                _______________

                                   FORM 8-K

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 5, 2000

                       (Date of earliest event reported)
                                _______________


                               EASYRIDERS, INC.

            (Exact name of registrant as specified in its charter)

     Delaware                                001-14509                     33-0811505
    ---------                                ---------                     ----------
(State or other jurisdiction of      (Primary Standard Industrial     (I.R.S. Employer
incorporation or organization)       Classification Code Number)      Identification No.)


                              28210 Dorothy Drive
                        Agoura Hills, California  91301
                                (818) 889-8740
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


    J. Robert Fabregas, Chief Executive Officer and Chief Financial Officer
                               Easyriders, Inc.
                              28210 Dorothy Drive
                        Agoura Hills, California  91301
                           (818) 889-8740, ext. 548
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Item 2. Acquisition of Disposition of Assets.
        ------------------------------------

     Sale Transaction and Consideration

     As of October 5, 2000 Easyriders, Inc. ("Easyriders" or "Company"), sold its interests in all of the El Paso Bar-B-Que restaurant operations to El Paso Bar-B-Que Company, Inc. ("New El Paso"), a wholly-owned subsidiary of Culinary Holdings, Inc. ("Culinary"). The transaction was effected through a Stock and Interest Purchase Agreement (the ("El Paso Sale Agreement") by and between Easyriders, its wholly-owned subsidiary, Newriders, Inc. ("Newriders"), M&B Restaurants, L.C. a wholly-owned subsidiary of Newriders ("M&B"), MBPCR, Inc., a wholly-owned subsidiary of Easyriders ("MBPCR"), and Culinary. The El Paso Sale Agreement provides for the sale to New El Paso of (1) all of Newriders' membership interests in M&B, a Texas limited liability company, and (2) of all of the Company's capital stock in MBPCR, a service company through which M&B conducts restaurant operations in Tulsa, Oklahoma (the "Sale Transaction"). Pursuant to the El Paso Sale Agreement, the Sale Transaction closed on October 5, 2000 (the "Closing").

     As consideration for the Sale Transaction, Easyriders and Newriders received cash in the amount of $4,000,000 and all liabilities of M&B were assumed by New El Paso. In addition, New El Paso assumed all of the Company's obligations under that certain 8% Convertible Debenture dated June 10, 1998 in favor of Wayne L. Knyal in the original principal sum of $1,000,000, originally due June 30, 2000, and extended to March 31, 2001 (the "Knyal Debenture"). Mr. Knyal, a director of the Company, also executed a release discharging the Company from all liability under the Knyal Debenture. As of the Closing, the balance due under the Knyal Debenture was $1,000,000 of principal and $27,452.46 of accrued interest through the end of business on October 5, 2000.

     As of the Closing, the liabilities of M&B were $6,684,863, comprised of $717,078 in vendor accounts payable, $477,479 of accrued obligations, and $5,490,306 of long-term obligations. These liabilities will be eliminated from the consolidated balance sheet of Easyriders by reason of the Sale Transaction.

     Relationship of Parties

     Culinary is a Delaware corporation of which John Martin, the Company's Chairman of the Board, is a controlling shareholder. In addition, Mr. Martin serves as Chairman of Culinary. Culinary owns and operates 5 restaurants in Orange County, California, operating under the trade names Chimayo Grill, Chimayo at the Beach, French 75, Sorrento Grille, and Savannah Chophouse. Pursuant to the Sale Transaction and as of the Closing, William Prather resigned as the Chief Executive Officer of Easyriders, in order to devote his full-time efforts to the continued management of the restaurant operations of M&B and the other restaurant operations of Culinary. He remains a director of Easyriders.

     This change of management was agreed to as part of a Settlement Agreement and Mutual General Release by and between Mr. Prather and the Company as of October 5, 2000 (the "Settlement Agreement"). Pursuant to the Settlement Agreement (1) Mr. Prather's employment agreement with the Company was terminated, (2) no severance compensation was paid, and (3) Mr. Prather received from Joseph Teresi, a director, shareholder and CEO of the Company's subsidiary, Paisano Publications, Inc., an option to acquire 500,000 of the Company's common stock held by Mr. Teresi. Mr. Prather is expected to become an officer and director of Culinary, and to receive an ownership position in Culinary and/or New El Paso as part of his compensation arrangement with Culinary. To the Company's knowledge, these arrangements have not yet been finalized.

     Sale Criteria and Methodology

     The Company has previously announced the establishment of an independent committee of the Board of Directors, comprised of directors Wayne Knyal, John Corrigan, Stewart Gordon and Dan Gallery (the

"Committee"), to manage the process of selling the company's interest in M&B and/or the assets of M&B. In furtherance of this objective, the Committee directed Company's management to compile and circulate among qualified buyers a confidential memorandum describing the restaurant operations of M&B. This process produced interest on the part of Culinary and two other parties. After negotiations were pursued with all parties, Culinary emerged as the party offering the highest price and best terms for the proposed transaction. On August 14, 2000 the Company entered into a Letter of Intent with Culinary, which contemplated a sale of all of M&B's assets for $4,000,000 in cash, and the assumption of liabilities not to exceed $6,400,000.

     Thereafter, the Company engaged Imperial Capital, LLC of Beverly Hills, California ("Imperial Capital"), to render a formal opinion as to the fairness, from a financial point of view, of this transaction. Subsequently, the structure of the transaction was changed to a stock and interest purchase, rather than the purchase of assets and assumption of liabilities. As of September 6, 2000, Imperial Capital issued a written opinion stating that the consideration to be received by the Company - i.e. cash in the amount of $4 million, a release from the Knyal Debenture in the principal amount of $1 million, and the elimination of not less than $6.4 million of debt from the consolidated balance sheet of the Company - was fair from a financial point of view.

Item 5. Other Events
        ------------

     As noted above, as of the Closing of the Sale Transaction, William Prather resigned as the Chief Executive Officer of Easyriders, and from all officer and director positions of all affiliated companies. He remains a director of the Company. J. Robert Fabregas, the Company's Chief Financial Officer, was appointed by the Board of Directors to serve as the Interim Chief Executive Officer.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(a)  Not applicable

(b)  Pro Forma Financial Information

     The following unaudited pro forma consolidated financial statements and notes thereto are attached hereto at pages PF-1 through PF-7:

     (i) Pro forma consolidated statements of operations for the year ended December 31, 1999.

     (ii) Notes to pro forma consolidated statements of operations for the year ended December 31, 1999.

     (iii) Pro forma consolidated statements of operations for the six months ended June 30, 2000.

     (iv) Notes to the consolidated statements of operations for the six months ended June 30, 2000.

     (v)    Pro forma consolidated balance sheet as of June 30, 2000.

     (vi)   Notes to pro forma consolidated balance sheet as of June 30, 2000.

(c)  Exhibits

     Exhibit 1.1 Stock and Interests Purchase Agreement dated as of October 5, 2000, by and among Easyriders, Newriders, M&B, MBPCR, New El Paso and Culinary.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                         EASYRIDERS, INC.



                         By: /s/ J. Robert Fabregas
                             _________________________________________

                         Name:  J. Robert Fabregas
                         Title: Chief Executive Officer and Chief Financial
                                Officer

October 20, 2000

                       UNAUDITED PRO FORMA CONSOLIDATED
                   FINANCIAL INFORMATION OF EASYRIDERS, INC.
                       AND ITS CONSOLIDATED SUBSIDIARIES


     The following unaudited pro forma consolidated statements of operations and unaudited consolidated balance sheet give effect to the Sale Transaction by the Company of its interests in all of the El Paso Bar-B-Que restaurant operations ("ELP") to El Paso Bar-B-Que Company, Inc. ("New El Paso"), a wholly-owned subsidiary of Culinary Holdings, Inc., as discussed in Item 2, and the use of the proceeds from the Sale Transaction to repay portions of the outstanding accrued interest, long-term debt and other payables. Prior to the completion of the Sale Transaction, ELP was wholly-owned by the Company.

     The pro forma consolidated statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000 assume that the Sale Transaction and the use of the net proceeds to repay accrued liabilities and payables occurred on December 31, 1998.

     The pro forma consolidated statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000 reflect the deconsolidation of ELP and the non-recurring loss on the Sale Transaction.

     The pro forma consolidated balance sheet as of June 30, 2000 assumes that the Sale Transaction occurred on June 30, 2000. The pro forma consolidated statements of operations and balance sheet do not purport to represent the results of operations or financial position of the Company had the transaction assumed therein occurred on the date specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

     The pro forma consolidated financial information is based on assumptions and adjustments described in the notes to the pro forma financial statements. The pro forma financial information should be read in conjunction with the Company's historical financial statements, including notes thereto, which are incorporated herein by reference.

Easyriders, Inc.
Pro Forma Consolidated Statements of Operations (Unaudited)
For the year ended December 31, 1999

                                                         As previously         Pro Forma
                                                           reported           Adjustments                Pro Forma
                                                    -----------------------------------------------------------------
Continuing Operations:
Sales                                                     $   44,496,402       $ (11,294,859)  (a)      $  33,201,543

Cost of Sales                                                 37,012,329          (7,150,980)  (a)         29,861,349
                                                    -----------------------------------------------------------------

Gross Margin                                                   7,484,073          (4,143,879)               3,340,194

Expenses:
Selling, general and administrative                           14,125,966          (3,215,512)  (a)         10,910,454
Depreciation and amortization                                  3,215,780            (838,865)  (a)          2,376,915
Stock issuance expense                                           739,379                                      739,379
                                                    -----------------------------------------------------------------

    Total expenses                                            18,081,125          (4,054,377)              14,026,748
                                                    -----------------------------------------------------------------

Loss from Operations                                         (10,597,052)            (89,502)             (10,686,554)

Other Income                                                     287,181                                      287,181

Interest Expense                                              (3,782,187)            227,066   (a)         (3,555,121)
                                                    -----------------------------------------------------------------

Loss before Provision for Income Taxes                       (14,092,058)            137,564              (13,954,494)

Provision for Income Taxes                                        11,500                                       11,500
                                                    -----------------------------------------------------------------

Net Loss from Continuing Operations                       $  (14,103,558)      $     137,564            $ (13,965,994)

Loss on Discontinued Operations                                                     (888,084)  (b)           (888,084)
                                                    -----------------------------------------------------------------

Net Loss                                                  $  (14,103,558)      $    (750,520)           $ (14,854,078)
                                                    =================================================================

Net Loss per Share - Basic and Diluted
    Continuing Operations                                 $        (0.65)                               $       (0.65)
    Discontinued Operations                                            -                                        (0.04)
                                                    --------------------                          -------------------

    Net Loss                                              $        (0.65)                               $       (0.69)
                                                    ====================                          ===================

Weighted Average Number of Shares
  Outstanding - Basic and Diluted                             21,617,543                                   21,617,543
                                                    ====================                          ===================

 See accompanying notes to Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 1999.

Easyriders, Inc.
Notes to Pro Forma Consolidated Statements of Operations (Unaudited) For the year ended December 31, 1999


     (a) To deconsolidate El Paso Bar-B-Que Company from the Company's consolidated results.

     (b)  To record estimated loss on sale of discontinued operations.

Easyriders, Inc.
Pro Forma Consolidated Statements of Operations (Unaudited)
For the six months ended June 30, 2000

                                                    As previously         Pro Forma
                                                       reported          Adjustments                Pro Forma
                                                 -------------------------------------------------------------
Continuing Operations:
Sales                                                 $ 15,684,591           $     -              $ 15,684,591

Cost of Sales                                           12,823,698                 -                12,823,698
                                                 -------------------------------------------------------------

Gross Margin                                             2,860,893                 -                 2,860,893

Expenses:
Selling, general and administrative                      3,068,734                 -                 3,068,734
Depreciation and amortization                            2,032,590                                   2,032,590
Stock issuance expense                                     195,584                                     195,584
                                                 -------------------------------------------------------------

    Total expenses                                       5,296,908                 -                 5,296,908
                                                 -------------------------------------------------------------

Loss from Operations                                    (2,436,015)                -                (2,436,015)

Other Income                                              (350,730)                                   (350,730)

Interest Expense                                        (2,089,419)                                 (2,089,419)
                                                 -------------------------------------------------------------

Loss before Provision for Income Taxes                  (4,876,164)                -                (4,876,164)

Provision for Income Taxes                                   9,852                                       9,852
                                                 -------------------------------------------------------------

Net Loss from Continuing Operations                     (4,886,016)                -                (4,886,016)

Discontinued Operations:
Income from Operations                                     121,066          (121,066)  (a)                   -

Loss on Disposal                                        (2,100,000)        1,211,916   (b)            (888,084)
                                                 -------------------------------------------------------------

Net Loss                                              $ (6,864,950)      $ 1,090,850              $ (5,774,100)
                                                 =============================================================

Net Loss per Share - Basic and Diluted
  Continuing Operations                               $      (0.19)                               $      (0.19)
  Discontinued Operations                                    (0.08)                                      (0.04)
                                                 -----------------                            ----------------

 Net Loss                                             $      (0.27)                               $      (0.23)
                                                 =================                            ================

Weighted Average Number of Shares
  Outstanding - Basic and Diluted                       25,594,509                                  25,594,509
                                                 =================                            ================

 See accompanying notes to Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2000.

Easyriders, Inc.
Notes to Pro Forma Consolidated Statements of Operations (Unaudited) For the six months ended June 30, 2000


     (a) To deconsolidate El Paso Bar-B-Que Company from the Company's consolidated results.

     (b)  To adjust estimated loss from discontinued operations.

Easyriders, Inc.
Pro Forma Consolidated Balance Sheet (Unaudited)
As of June 30, 2000

                                          As previously      Pro Forma
                                            reported       Adjustments         Pro Forma
                                       -----------------------------------------------------
Assets:
Current Assets:

Cash and cash equivalents                 $    253,704     $  4,000,000  (c)    $    253,704
                                                             (4,000,000) (d)
Accounts receivable, net                     3,505,316                             3,505,316
Inventories                                  2,251,001                             2,251,001
Prepaid publication costs                      669,410                               669,410
Prepaid expenses and other                     748,798                               748,798
Receivable from shareholder                    392,995                               392,995
Net assets of El Paso Bar-B-Que              6,862,998       (6,862,998) (a)               -
                                       -----------------------------------------------------

  Total current assets                      14,684,222       (6,862,998)           7,821,224

Property and equipment, net                    962,177                               962,177

Goodwill, net                               52,177,809                            52,177,809

Other assets                                   222,734                               222,734
                                       -----------------------------------------------------

                                          $ 68,046,942     $ (6,862,998)        $ 61,183,944
                                       =====================================================

                                                              As previously       Pro Forma
                                                                reported        Adjustments                Pro Forma
                                                          -------------------------------------------------------------
Liabilities and Stockholders' Equity:
Current liabilities:

Accounts payable                                               $  6,451,564       $(2,506,495)  (d)        $  3,945,069
Accrued payroll and payroll related expenses                        889,084                                     889,084
Accrued interest payable                                          1,292,632        (1,302,205)  (d)              (9,573)
Other current liabilities                                           763,258           (69,300)  (d)             693,958
Income taxes payable                                                 12,000                                      12,000
Reserve for disposal of El Paso Bar-B-Que Company                 2,100,000        (2,100,000)  (b)                   -
Current portion of deferred subscription
    and advertising income                                        3,974,286                                   3,974,286
Current portion of long-term debt                                   954,364                                     954,364
                                                          -------------------------------------------------------------

  Total current liabilities                                      16,437,188        (5,978,000)               10,459,188
                                                          -------------------------------------------------------------

Convertible debentures, related party                             1,000,000        (1,000,000)  (c)                   -

Note payable to stockholder                                       8,000,000                                   8,000,000

Long-term debt, net of current portion                           21,646,429          (122,000)  (d)          21,524,429

Other long-term liabilities                                       3,156,950                                   3,156,950

Stockholders' equity:
Common Stock                                                         28,343                                      28,343
Additional paid-in capital                                       64,027,445                                  64,027,445

Receivable from the sale of stock                                (7,300,000)                                 (7,300,000)
Accumulated deficit                                             (38,949,413)       (6,862,998)  (a)         (38,712,411)
                                                                                    2,100,000   (b)
                                                                                    5,000,000   (c)
                                                          -------------------------------------------------------------

  Total stockholders' equity                                     17,806,375           237,002                18,043,377
                                                          -------------------------------------------------------------

                                                               $ 68,046,942       $(6,862,998)             $ 61,183,944
                                                          =============================================================


      See accompanying notes to Pro Forma Consolidated Balance Sheet at
                                June 30, 2000.

Easyriders, Inc.
Notes to Pro Forma Consolidated Balance Sheet (Unaudited )
June 30, 2000


     (a) To deconsolidate El Paso Bar-B-Que Company from the Company's consolidated results.

     (b) To remove estimated loss on the disposition of discontinued operations accrued prior to June 30, 2000.

     (c) To record the cash proceeds from the sale and the forgiveness of debt.

     (d) To reflect use of proceeds from the Sale Transaction.

                                 EXHIBIT INDEX


         Exhibit No.             Description of Exhibit
         -----------             ----------------------

             1.1              Stock and Interests Purchase
                             Agreement dated as of October 5,
                              2000, by and among Easyriders,
                             Newriders, M&B, MBPCR, New
                                 El Pas and Culinary